UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.
(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
W. Heath Hawk
Ian McCarthy
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

2023 ANNUAL MEETING OF STOCKHOLDERS OF
Puerto Rico Residents Tax-Free Fund, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card (i) “FOR” the election of our highly-qualified nominee, (ii) “FOR” our stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico within sixty days and (iii) “FOR” our stockholder proposal submitted pursuant to Rule 14a-8 to terminate all investment advisory and management agreements between the Fund and Popular Asset Management LLC within sixty days.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital and Ian McCarthy, the “Participants”) are significant stockholders and beneficially own in the aggregate approximately 12.1% of the outstanding shares of the common stock, par value $0.01 (the “Common Stock”), of Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with (i) our proposal to elect our nominee, Ian McCarthy, to the board of directors of the Fund (the “Board”), (ii) our stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) to terminate all investment advisory and management agreements (the “UBS Agreements”) between the Fund and UBS Asset Managers of Puerto Rico (“UBS”) within sixty days, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements, each at the 2023 annual meeting of stockholders and (iii) our stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act to terminate all investment advisory and management agreements (the “PAM Agreements”) between the Fund and Popular Asset Management LLC (“PAM”) within sixty days, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements, each at the 2023 annual meeting of stockholders scheduled to be held virtually at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), on January 16, 2024, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (collectively, the “2023 Annual Meeting”). This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about January 12, 2024.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2023 Annual Meeting with respect to the following proposals:

1.      To elect Ocean Capital’s director nominee, Ian McCarthy (the “Nominee”), to serve as a Class III director on the Board, until his term expires at the Fund’s 2026 annual meeting of stockholders or until his successor is duly elected and qualified (“Proposal No. 1”);

2.      Proposal to terminate the UBS Agreements within sixty days, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements (“Proposal No. 2”); and

3.      Proposal to terminate the PAM Agreements within sixty days, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements (“Proposal No. 3”).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the section below, Information Concerning the 2023 Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the 2023 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for the election of directors and the approval of our Proposal No. 2 and Proposal No. 3 and the solicitation of proxies. Any stockholder wishing to participate in the 2023 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2023 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the record date for the 2023 Annual Meeting, November 27, 2023 (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 11, 2024 to attend and vote at the 2023 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2023 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2023 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC (“Morrow Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.
The Edgar file number for the Fund is 811-23688.

IMPORTANT:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker, bank or other institution to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

With respect to the 2023 Annual Meeting, Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent to nominate a highly-qualified nominee who would not be an “interested person” (based on Section 2(a)(19) of the 1940 Act) and is independent (based on Section 301 of the Sarbanes-Oxley Act of 2002), as further described elsewhere in this Proxy Statement. Additionally, Ocean Capital submitted a stockholder proposal, the substance of which corresponded to Proposals No. 2 and No. 3, pursuant to Rule 14a-8 under the Exchange Act to terminate the Agreements between the Fund and UBS, and between the Fund and PAM, within sixty days, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements, as further described elsewhere in this Proxy Statement.

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders, consistent with the Fund’s investment objectives and strategies. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspective. If elected, Mr. McCarthy will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset values and other value-unlocking initiatives. Although there can be no complete certainty that any such avenues will in fact increase shareholder value, the Participants to the solicitation are very confident that Mr. McCarthy’s presence on the Board will accrue material benefits for all stockholders.

In furtherance of its objectives, Ocean Capital previously submitted director nominations and a business proposal for the Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). The 2021 Annual Meeting was initially scheduled to be held on December 21, 2021 and was adjourned three times for failure to reach a quorum. The 2021 Annual Meeting was reconvened for the last time on March 17, 2022. According to the Fund’s Shareholder Report filed on Form N-CSR with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 (the “Shareholder Report”), at the 2021 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s two nominees, Messrs. José R. Izquierdo II and Brent D. Rosenthal (the “2021 Nominees”), over the Fund’s nominees, Messrs. Carlos Nido and Luis M. Pellot.1 Since then, the Fund has refused to seat the 2021 Nominees, claiming that Ocean Capital did not properly submit proxies and votes at the 2021 Annual Meeting. Ocean Capital has moved for a statutory injunction seeking to enforce the results of the 2021 Annual Meeting, which is currently pending (for more information about the pending lawsuit relating to the 2021 Annual Meeting, please see “Appendix A”).

Additionally, Ocean Capital previously submitted director nominations and three business proposals for the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting was initially scheduled to be held on December 15, 2022 and was twice adjourned for failure to reach a quorum. The 2022 Annual Meeting was reconvened for the last time on June 1, 2023. According to the Shareholder Report, at the 2022 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s two nominees, Mr. Ethan A. Danial and Ms. Mojdeh L. Khaghan (the “2022 Nominees”), over the Fund’s nominees, Messrs. Enrique Vila del Corral and Gabriel Pagán Pedrero.2 As with the 2021 Nominees, the Fund has refused to seat the 2022 Nominees, claiming that whether a quorum was present at the 2022 Annual Meeting and the validity of the vote at the 2022 Annual Meeting remain subject to legal challenge.

The 14a-8 Proposal

On August 1, 2023, Ocean Capital submitted a stockholder proposal and corresponding supporting statement to the Fund to be included in the Fund’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (the “14a-8 Proposal”). The purpose of the 14a-8 Proposal was to allow stockholders the opportunity to vote on a proposal to terminate all investment advisory and management agreements between the Fund and UBS and between the Fund and PAM, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements.

On October 2, 2023, the Fund submitted a letter to the SEC (the “No-Action Request Letter”) to request no-action relief to exclude the 14a-8 Proposal from the Fund’s proxy statement under Rule 14a-8(i)(3) and (i)(4). In response to the No-Action Request Letter, Ocean Capital sent a letter to the SEC on October 11, 2023 in

____________

1        According to the Shareholder Report, the 2021 Nominees each received 3,135,891 votes, while the Fund’s two nominees to the Board, Messrs. Nido and Pellot, only received 906,139 and 905,525 votes, respectively.

2        According to the Shareholder Report, the 2022 Nominees each received 3,645,079 votes, while the Fund’s two nominees to the Board, Messrs. Vila del Corral and Pedrero, only received 368,186 and 372,246 votes, respectively.

support of the position that the 14a-8 Proposal may not be excluded pursuant to Rule 14a-8(i)(3) or (i)(4). On November 30, 2023, the SEC responded to the No-Action Request Letter, stating that it was unable to concur with the Fund’s view that the 14a-8 Proposal could be excluded under either Rule 14a-8(i)(3) or (i)(4). Accordingly, the Fund has included the 14a-8 Proposal in its solicitation materials, and Ocean Capital expects the 14a-8 Proposal to properly be brought before stockholders for a vote at the 2023 Annual Meeting. On December 27, 2023 and January 11, 2024, Ocean Capital received comments from the staff of the Division of Investment Management of the SEC requesting that the 14a-8 Proposal be split into two separate proposals for the purpose of submission for stockholder voting at the 2023 Annual Meeting. Accordingly, the 14a-8 Proposal has been revised into two separate proposals, corresponding to Proposals No. 2 and No. 3, which are together substantively identical to the 14a-8 Proposal, to be voted on at the 2023 Annual Meeting. Proposals No. 2 and No. 3 are not contingent upon the passing of the other proposal. Please refer to the Sections below, “Proposal No. 2 — Proposal to Terminate Advisory Agreements with UBS Asset Managers of Puerto Rico” and “Proposal No. 3 — Proposal to Terminate Advisory Agreements with Popular Asset Management LLC,” for more information regarding the Proposals No. 2 and No. 3, respectively.

The Federal Action

On February 28, 2022, the Fund and a number of affiliated closed-end bond funds first brought suit against Ocean Capital, Mr. Hawk and certain other named defendants, alleging certain of Ocean Capital’s proxy disclosures and other conduct of Ocean Capital and the defendants in connection with campaigns against the funds violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. With respect to the Fund, both the 2021 Nominees and 2022 Nominees received sufficient votes to be elected by the Fund’s stockholders at the 2021 Annual Meeting and 2022 Annual Meeting, respectively. Nevertheless, the Fund’s candidates at the 2021 Annual Meeting — Messrs. Nido and Pellot — have continued to serve on the Board for almost two years since the original scheduled date of the 2021 Annual Meeting and over a year and a half since the 2021 Annual Meeting was consummated, and the Fund’s candidates at the 2022 Annual Meeting — Messrs. Vila del Corral and Pedrero — have continued to serve on the Board for over a year since the original scheduled date of the 2022 Annual Meeting and over six months since the 2022 Annual Meeting was consummated. The Fund claimed that the pendency of the aforementioned claims against Ocean Capital precluded the seating of Ocean Capital’s director candidates who received enough votes to be elected to their respective boards at the annual meetings at which a quorum was present. However, on September 13, 2023, the Court (as defined below) entered a partial judgment confirming its dismissal with prejudice of the funds’ claims. The Fund has not provided any other justification for its failure to seat Ocean Capital’s director candidates who received enough votes to be elected, which has now continued for months past the dismissal of its claims against Ocean Capital and the other defendants. In addition to counterclaims against the Fund, Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRRTFF VI”), and Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), Ocean Capital brought a motion for statutory injunction pursuant to Section 3655 (as defined below) to have its nominees who received sufficient votes to be elected. Ocean Capital’s counterclaims and its motion remain pending. Please refer to the Section below, “Appendix A — Information Concerning the Nominees and Participants, The Federal Action”, for more information regarding the related litigation.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the election of our Nominee and the adoption of Proposals No. 2 and No. 3 at the 2023 Annual Meeting, which we believe will help unlock value for investors.

PROPOSAL NO. 1

DIRECTOR ELECTION

According to the Fund’s revised preliminary proxy statement filed with the SEC on form PRER14A on December 20, 2023 (the “Fund’s proxy statement”), the Board is currently composed of six directors, and two of the Fund’s directors are up for election at the 2023 Annual Meeting. We are seeking your support at the 2023 Annual Meeting to elect our highly qualified Nominee, in opposition to the Fund’s Class III director nominees, to serve a three-year term expiring at the Fund’s 2026 annual meeting of stockholders or until his successor has been duly elected and qualified. Our Nominee, if elected at the 2023 Annual Meeting, would constitute a minority of the Board. However, because the 2021 Nominees and 2022 Nominees received a plurality of the votes at the 2021 Annual Meeting and 2022 Annual Meeting, respectively, if the election results of the 2021 Annual Meeting and 2022 Annual Meeting are formally implemented and Ocean Capital’s Nominee for the 2023 Annual Meeting is also elected, then the 2021 Nominees, the 2022 Nominees and the Nominee collectively would constitute a majority of the Board. We do not believe that the election and seating of our Nominee, the 2021 Nominees and the 2022 Nominees would constitute a change of control under the Fund’s existing contracts that are publicly available.

OUR NOMINEE

The following information sets forth the name, age, business address, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five years, number of portfolios in fund complexes overseen and other directorships held by our Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominee should serve as a director of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Ian McCarthy, 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911 (age 32)	N/A	N/A

Head of Originations at Fairview Asset Management, LLC, an investment management services firm, where he has worked since June 2020;

Director, Originations & Fundraising, at Stabilis Capital Management, LP, an investment firm, where he worked from January 2018 to May 2020.

				N/A	N/A

Ian McCarthy, age 32, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy currently serves as the Head of Originations at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, a position he has held since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. The Nominee earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEE

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominee as of the date of this Proxy Statement.

The information in the following table has been furnished to us by the Nominee:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ian McCarthy 1959 Loiza Street, Suite 401 San Juan, Puerto Rico 00911	0	N/A

Ocean Capital believes that Mr. McCarthy presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that Mr. McCarthy would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

Regardless of whether Mr. McCarthy is elected to the Board at the 2023 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund and its affiliated funds3 including, but not limited to, nominating director candidates and/or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning our Nominee, see “Appendix A — Information Concerning the Nominee and Participants” (which is incorporated herein by reference).

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEE ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

3     The affiliated funds include, but are not limited to, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc.

PROPOSAL NO. 2

PROPOSAL TO TERMINATE ADVISORY AGREEMENTS
WITH UBS ASSET MANAGERS OF PUERTO RICO

On August 1, 2023, Ocean Capital submitted the 14a-8 Proposal and corresponding supporting statement to the Fund to be included in the Fund’s proxy statement for stockholder approval at the 2023 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. The 14a-8 Proposal has been revised into two separate proposals, corresponding to Proposals No. 2 and No. 3, which are together substantively identical to the 14a-8 Proposal, to be voted on by stockholders at the 2023 Annual Meeting. Proposal No. 2 and Proposal No. 3 are not contingent on each other. Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 2, individually or in the aggregate, including any anticipated benefit to any of them.

Proposal

“RESOLVED, all investment advisory and management agreements (the “UBS Agreements”) between Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) and UBS Asset Managers of Puerto Rico (“UBS”) shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.”

The Fund has consistently incurred significant losses and failed to maximize shareholder value. As reported in the Fund’s public filings, during the year ended August 31, 2022, the Fund’s total net asset value (“NAV”) and share price declined over 15% and over 45%, respectively.4 Further, during the six-month period ended February 28, 2023, the Fund’s total NAV and stock price declined by over 5% and over 33%, respectively.5 As of February 28, 2023, the Fund’s stock traded at a 71.1% discount to its NAV.6 This underperformance is to the detriment of shareholders and is particularly troubling when compared to the broader municipal bond market, for which total returns are up 33.5% and 105% over the past 10 and 20 years, respectively.7

We believe that, given the Fund’s inability to maximize shareholder value, termination of the UBS Agreements would allow the Fund to initiate a competitive, open process to secure a new, more suitable investment advisory agreement, with an advisor that can strengthen the Fund’s performance through lower fees and new perspectives and revamped investment strategy. Further, shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, that may lead to a significant increase in the value of the Fund’s shares, directly benefiting its shareholders.

We believe our interests are aligned with shareholders, and our intent with this proposal is to maximize value for shareholders; not to cause a liquidation of the Fund. While termination of the UBS Agreements could result in some near-term disruptions and costs associated with securing new investment advisor relationships, we believe that over the longer term, terminating these underperforming arrangements will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.8 Despite disruption risks, we believe beginning the process of replacing the current UBS Agreements will facilitate the selection of one or more investment advisors able to bring a fresh perspective and advise the Fund on terms more favorable to the Fund.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO TERMINATE THE UBS AGREEMENTS BETWEEN THE FUND AND UBS WITHIN SIXTY DAYS, PURSUANT TO THE RIGHT OF SHAREHOLDERS AS EMBODIED IN SECTION 15(A)(3) OF THE 1940 ACT AND AS REQUIRED TO BE INCLUDED IN SUCH AGREEMENTS, ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

4     Annual Certified Shareholder Report, filed November 9, 2022.

5     Semi-Annual Certified Shareholder Report, filed on May 5, 2023.

6     Id.

7     S&P Municipal Bond Index returns as of July 25, 2023.

8     1940 Act, Section 270.15a-4.

PROPOSAL NO. 3

PROPOSAL TO TERMINATE ADVISORY AGREEMENTS
WITH POPULAR ASSET MANAGEMENT LLC

On August 1, 2023, Ocean Capital submitted the 14a-8 Proposal and corresponding supporting statement to the Fund to be included in the Fund’s proxy statement for stockholder approval at the 2023 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. The 14a-8 Proposal has been revised into two separate proposals, corresponding to Proposals No. 2 and No. 3, which are together substantively identical to the 14a-8 Proposal, to be voted on by stockholders at the 2023 Annual Meeting. Proposal No. 2 and Proposal No. 3 are not contingent on each other. Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 3, individually or in the aggregate, including any anticipated benefit to any of them.

Proposal

“RESOLVED, all investment advisory and management agreements (the “PAM Agreements”) between Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) and Popular Asset Management LLC (“PAM”) shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.”

The Fund has consistently incurred significant losses and failed to maximize shareholder value. As reported in the Fund’s public filings, during the year ended August 31, 2022, the Fund’s total net asset value (“NAV”) and share price declined over 15% and over 45%, respectively.4 Further, during the six-month period ended February 28, 2023, the Fund’s total NAV and stock price declined by over 5% and over 33%, respectively.5 As of February 28, 2023, the Fund’s stock traded at a 71.1% discount to its NAV.6 This underperformance is to the detriment of shareholders and is particularly troubling when compared to the broader municipal bond market, for which total returns are up 33.5% and 105% over the past 10 and 20 years, respectively.7

We believe that, given the Fund’s inability to maximize shareholder value, termination of the PAM Agreements would allow the Fund to initiate a competitive, open process to secure a new, more suitable investment advisory agreement, with an advisor that can strengthen the Fund’s performance through lower fees and new perspectives and revamped investment strategy. Further, shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, that may lead to a significant increase in the value of the Fund’s shares, directly benefiting its shareholders.

We believe our interests are aligned with shareholders, and our intent with this proposal is to maximize value for shareholders; not to cause a liquidation of the Fund. While termination of the PAM Agreements could result in some near-term disruptions and costs associated with securing new investment advisor relationships, we believe that over the longer term, terminating these underperforming arrangements will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.8 Despite disruption risks, we believe beginning the process of replacing the current PAM Agreements will facilitate the selection of one or more investment advisors able to bring a fresh perspective and advise the Fund on terms more favorable to the Fund.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO TERMINATE THE PAM AGREEMENTS BETWEEN THE FUND AND PAM WITHIN SIXTY DAYS, PURSUANT TO THE RIGHT OF SHAREHOLDERS AS EMBODIED IN SECTION 15(A)(3) OF THE 1940 ACT AND AS REQUIRED TO BE INCLUDED IN SUCH AGREEMENTS, ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

4        Annual Certified Shareholder Report, filed November 9, 2022.

5        Semi-Annual Certified Shareholder Report, filed on May 5, 2023.

6        Id.

7        S&P Municipal Bond Index returns as of July 25, 2023.

8        1940 Act, Section 270.15a-4.

INFORMATION CONCERNING THE 2023 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on November 27, 2023 as the Record Date for determining stockholders entitled to notice of and to vote at the 2023 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2023 Annual Meeting. According to the Fund’s proxy statement, there were 7,917,865 shares of Common Stock outstanding and entitled to vote at the 2023 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2023 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2023 Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Nominee, “FOR” Ocean Capital’s proposal to terminate the UBS Agreements within sixty days, and “FOR” Ocean Capital’s proposal to terminate the PAM Agreements within sixty days and, pursuant to Rule 14a-4(c) under the Exchange Act, in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2023 Annual Meeting.

QUORUM

The presence at the 2023 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will neither be counted as present nor be entitled to vote at the 2023 Annual Meeting for purposes of determining whether a quorum exists. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2023 Annual Meeting for purposes of determining whether a quorum exists.

Any stockholder wishing to participate in the 2023 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2023 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 11, 2024 to attend and vote at the 2023 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2023 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2023 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2023 Annual Meeting provided that a quorum is present.

Proposal to Terminate the UBS Agreements — Provided that a quorum has been established, Proposal No. 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, meaning the affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Proposal to Terminate the PAM Agreements — Provided that a quorum has been established, Proposal No. 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, meaning the affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation nor the Fund’s Amended and Restated By-Laws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such Proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the 2023 Annual Meeting, but will not be treated as votes cast for Proposal No. 1. Abstentions, therefore, will have no effect on Proposal No. 1. They will, however, have the effect of “against” votes on Proposal No. 2 and Proposal No. 3. Broker non-votes will not be treated as votes present at the 2023 Annual Meeting and will not be treated as votes cast for Proposal No. 1, Proposal No. 2 or Proposal No. 3. However, broker non-votes will have the same effect as votes against Proposal No. 2 and Proposal No. 3.

Because of the contested nature of the 2023 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on the Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2023 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Morrow Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at Banco Popular Center, 209 Muñoz Rivera Avenue, Suite 1031 San Juan, Puerto Rico 00918, attn: Luis A. Avilés or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Morrow Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominee.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominee. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record.

It is anticipated that Morrow Sodali will employ up to fifteen persons to solicit the Fund’s stockholders for the 2023 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $75,000.

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than thirty nor more than fifty days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty days prior to the date of the meeting, such notice must be given not more than ten days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than forty days in advance of the annual meeting if the Fund has previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date — unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2023 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2023 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote “FOR” the election of our Nominee, “FOR” our proposal to terminate the UBS Agreements between the Fund and UBS within sixty days and “FOR” our proposal to terminate the PAM Agreements between the Fund and PAM within sixty days.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that is included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, UBS (a division of UBS Trust Company of Puerto Rico) and PAM serve as the Fund’s co-investment advisors. UBS is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918. PAM is located at 209 Muñoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

According to the Fund’s proxy statement, Popular Securities, LLC and UBS Financial Services Puerto Rico serve as the Fund’s principal underwriters. Popular Securities, LLC is located at 209 Muñoz Rivera Avenue, Suite 1200, San Juan, Puerto Rico 00918. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Please refer to the Fund’s proxy statement for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement and the appendix and exhibits attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC
January 12, 2024

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2023 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2023 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEE, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2023 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date are entitled to be present and to vote at the 2023 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid return envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominee, Proposal No. 2 and Proposal No. 3. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2023 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2023 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 11, 2024 to attend and vote at the 2023 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2023 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2023 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2023 Annual Meeting as marked and, in the absence of specific instructions, “FOR” Ocean Capital’s Nominee, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR” Ocean Capital’s Nominee standing for election to the Board named in this Proxy Statement (Proposal No. 1);

“FOR” the proposal to terminate the UBS Agreements within sixty days (Proposal No. 2); and

“FOR” the proposal to terminate the PAM Agreements within sixty days (Proposal No. 3).

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2023 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2023 Annual Meeting to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, or to the secretary of the Fund; or

•        attending the 2023 Annual Meeting virtually and voting (although attendance at the 2023 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2023 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2023 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2023 Annual Meeting. Contact Morrow Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE.    Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that we will be aware of all revocations.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund, Inc., Banco Popular Center, 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, attn: Luis A. Avilés. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and its nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

What happened at the 2021 Annual Meeting?

The 2021 Annual Meeting was originally convened on December 21, 2021 and was subsequently adjourned to January 13, 2022, February 17, 2022 and March 17, 2022. According to the Shareholder Report, the 2021 Annual Meeting reconvened on March 17, 2022 and a stockholder vote occurred. According to the Shareholder Report, at the 2021 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s two 2021 Nominees over the

Fund’s nominees.9 Since then, the Fund has refused to seat the 2021 Nominees, claiming that whether a quorum was present at the 2021 Annual Meeting and the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge. Ocean Capital has moved for a statutory injunction seeking to enforce the results of the 2021 Annual Meeting, which is currently pending (for more information about the pending lawsuit relating to the 2021 Annual Meeting, please see “Appendix A”).

What happened at the 2022 Annual Meeting?

The 2022 Annual Meeting was initially convened on December 15, 2022 and was subsequently adjourned to March 9, 2023 and June 1, 2023. According to the Shareholder Report, at the 2022 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s two 2022 Nominees over the Fund’s nominees.10 As with the 2021 Nominees, the Fund has refused to seat the 2022 Nominees, claiming that whether a quorum was present at the 2022 Annual Meeting and the validity of the vote at the 2022 Annual Meeting remain subject to legal challenge (for more information about the pending lawsuit relating to the 2022 Annual Meeting, please see “Appendix A”).

____________

9        According to the Shareholder Report, the 2021 Nominees each received 3,135,891 votes, while the Fund’s two nominees to the Board, Messrs. Nido and Pellot, only received 906,139 and 905,525 votes, respectively.

10      According to the Shareholder Report, the 2022 Nominees each received 3,645,079 votes, while the Fund’s two nominees to the Board, Messrs. Vila del Corral and Pedrero, only received 368,186 and 372,246 votes, respectively.

APPENDIX A

INFORMATION CONCERNING THE NOMINEE AND PARTICIPANTS

Ocean Capital has nominated a highly-qualified individual for election as a director at the 2023 Annual Meeting: Ian McCarthy.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominee. Ocean Capital, Mr. Hawk and the Nominee may each be deemed a “Participant” and, collectively, the “Participants.”

As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 961,867 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital)11 representing approximately 12.1% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon 7,917,865 shares of Common Stock outstanding, which represents the number of outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement filed with the SEC on December 20, 2023.

As of the date of this Proxy Statement, Ocean Capital may be deemed to beneficially own 944,867 shares of Common Stock. As of the date of this Proxy Statement, Mr. Hawk may be deemed to beneficially own 961,867 shares of Common Stock, consisting of 17,000 shares of Common Stock held in a joint account of Mr. Hawk and his spouse and 944,867 shares of Common Stock owned by Ocean Capital, which Mr. Hawk, as Managing Member of Ocean Capital, may be deemed to beneficially own, collectively representing approximately 12.1% of the Fund’s outstanding shares of Common Stock.

Except as set forth in this Proxy Statement, as of the date of this Proxy Statement, the Nominee does not beneficially own any shares of Common Stock and has not entered into any transactions in securities of the Fund during the past two years.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members owns beneficially or of record any class of securities in (i) either of the Fund’s co-investment advisors, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. Our Nominee specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two years by the Participants, see “Exhibit A — Transactions in the Fund’s Securities During the Past Two Years” (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which the Nominee is an officer.

Neither the Nominee nor any of his Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment advisor, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. In addition, neither the Nominee nor any of his Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

____________

11      Although we have moved shares into record form, we do not believe that record ownership is a requirement under the organizational documents of the Fund or under Puerto Rico law for making nominations or submitting business proposals. We did so only because of what we believe is an unlawful and entrenched position of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. and Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. with respect to our nomination notices for the 2021 annual meetings of those two funds.

Ocean Capital believes that the Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that the Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. The Nominee is not a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The Nominee will not receive any compensation from Ocean Capital for his services as a director of the Fund if elected. If elected, the Nominee will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, our Nominee is not a party adverse to the Fund, or any of its subsidiaries, nor does our Nominee have a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that our Nominee will be unable to stand for election, but, in the event that the Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for a substitute nominee, to the extent this is not prohibited under the Fund’s Bylaws and Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate a substitute person if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2023 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of the Nominee is serving as Head of Originations of Fairview Asset Management, LLC. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of the Nominee is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the individual Participants is a citizen of the United States of America. Messrs. Hawk and McCarthy are residents of Puerto Rico.

The relevant information provided herein has been furnished to Ocean Capital by the Nominee.

Except as set forth in this Proxy Statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2023 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant directly or indirectly beneficially owns any securities of the Fund (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this Proxy Statement); (v) no Participant has purchased or sold any securities of the Fund during the past two years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

On November 15, 2021, Ocean Capital, Mr. Hawk and the 2021 Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed to (i) the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) solicit proxies in favor of the proposals submitted by Ocean Capital to the Fund’s stockholders for approval at the 2021 Annual Meeting, including the election of the 2021 Nominees to the Board as Class I directors, (iii) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (iv) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and to agree to pay all such pre-approved expenses. The 2021 Nominees were nominated by Ocean Capital for election as directors at the 2021 Annual Meeting, which was consummated on March 17, 2022.

On November 4, 2022, Ocean Capital, Mr. Hawk the 2021 Nominees and the 2022 Nominees entered into an amended and restated Joint Filing and Solicitation Agreement, pursuant to which, among other things, (i) the 2022 Nominees were added as parties, (ii) Ocean Capital, Mr. Hawk and the 2021 Nominees agreed to solicit proxies in favor of the election of the 2021 Nominees and Ocean Capital’s stockholder proposal at the 2021 Annual Meeting, (iii) Ocean Capital, Mr. Hawk and the 2022 Nominees agreed to solicit proxies in favor of the election of the 2022 Nominees and Ocean Capital’s stockholder proposals at the 2022 Annual Meeting and (iv) Ocean Capital, Mr. Hawk, the 2021 Nominees and the 2022 Nominees agreed to (y) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (z) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and to pay all such pre-approved expenses. The 2022 Nominees were nominated by Ocean Capital for election as directors at the 2022 Annual Meeting, which was consummated on June 1, 2023.

On December 18, 2023, Ocean Capital, Mr. Hawk, the 2021 Nominees, the 2022 Nominees and the Nominee entered into a second amended and restated Joint Filing Solicitation Agreement, pursuant to which (i) the Nominee was added as a party, (ii) Ocean Capital, Mr. Hawk and the 2021 Nominees agreed to solicit proxies in favor of the election of the 2021 Nominees and Ocean Capital’s stockholder proposal at the 2021 Annual Meeting, (iii) Ocean Capital, Mr. Hawk and the 2022 Nominees agreed to solicit proxies in favor of the election of the 2022 Nominees and Ocean Capital’s stockholder proposals at the 2022 Annual Meeting, (iv) Ocean Capital, Mr. Hawk and the Nominee agreed to solicit proxies in favor of the election of the Nominee and Ocean Capital’s stockholder proposals at the 2023 Annual Meeting and (v) Ocean Capital, Mr. Hawk, the 2021 Nominees and the 2022 Nominees agreed to (y) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (z) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and pay all such pre-approved expenses. The 2021 Nominees and the 2022 Nominees are not expected to participate in the solicitation of proxies in connection with the 2023 Annual Meeting.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominee or any other person or persons pursuant to which the nomination is to be made by Ocean Capital at the 2023 Annual Meeting, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2022 Annual Meeting, and (ii) the Nominee has not purchased or sold any securities of the Fund’s investment advisor or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment advisor, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor his Immediate Family Members owns any securities beneficially or of record in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where the Nominee or any of his Immediate Family Members is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by the Nominee as of the date of this Proxy Statement:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Ian McCarthy	N/A	N/A

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which the Nominee or any of his associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

The Federal Action

On January 5, 2023, a group of nine funds (collectively, the “Plaintiff Funds”), consisting of the Fund, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., PRRTFF VI and TFF I, filed an amended complaint (the “Amended Complaint”) in the U.S. District

Court for the District of Puerto Rico (the “Court”) against Ocean Capital, Mr. Hawk and certain other named defendants (collectively, the “Defendants”). See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.). The Plaintiff Funds alleged that certain of Ocean Capital’s proxy disclosures related to campaigns against the Plaintiff Funds and certain other conduct by the Defendants in connection with these campaigns violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On January 23, 2023, Ocean Capital answered the Amended Complaint and asserted counterclaims. That same day, Ocean Capital filed a motion for judgment on the pleadings, and additional defendants filed a motion to dismiss the Amended Complaint. On April 4, 2023, Ocean Capital filed an amended answer and counterclaims. It asserts three counterclaims against the Fund, PRRTFF VI and TFF I pursuant to Article 7.15 of the Puerto Rico General Corporations Law (14 L.P.R.A. § 3655) (“Section 3655”), seeking a declaration that Ocean Capital’s nominees to these Plaintiffs Funds’ boards of directors had been validly elected at certain 2021 and 2022 annual meetings. As it relates to the Fund, stockholders voted in favor of the 2021 Nominees by a margin of approximately 3:1 at the Fund’s 2021 Annual Meeting held on March 17, 2022., and they voted in favor of the 2022 Nominees by a margin of approximately 10:1 at the Fund’s 2022 Annual Meeting held on June 1, 2023. The Fund, however, has to date refused to seat the 2021 Nominees and 2022 Nominees as directors, despite their having received sufficient votes to be elected, citing the allegations of the Plaintiff Funds’ lawsuit as a basis. PRRTFF VI and TFF I have likewise refused to seat Ocean Capital’s nominees to their respective boards despite stockholder votes to elect those individuals to their boards. In its counterclaims, Ocean Capital argued that these three Plaintiff Funds’ refusal to recognize the valid election of Ocean Capital’s nominees unlawfully disenfranchises the funds’ stockholders.

On April 14, 2023, Ocean Capital moved for a statutory injunction pursuant to Section 3655, seeking a court order directing that Ocean Capital’s nominees to the boards of the Fund, PRRTFF VI and TFF I, all of whom received a sufficient number of votes to be elected, should be seated as directors without further delay. On April 18, 2023, the Fund, PRRTFF VI and TFF I moved to dismiss, or alternatively stay, Ocean Capital’s amended counterclaims, asserting that the counterclaims could not appropriately decided until the Plaintiff Funds’ claims had been resolved. These motions remain pending.

On August 10, 2023, the Magistrate Judge assigned to the case issued a Report and Recommendation (the “Report”) recommending dismissal of the securities claims asserted by the Plaintiff Funds against Ocean Capital and the other Defendants. The Report found that the Plaintiff Funds’ claims failed on multiple grounds, including that they fail to state a claim for violation of the securities laws and are moot. The Report also held that the disclosure requirements in the securities law provisions invoked by the Plaintiff Funds are “not intended to serve as a weapon for management to preserve control,” and noted the absence of dispute that Ocean Capital’s director nominees had received more votes than the incumbent directors at certain annual meetings of the funds. The Plaintiff Funds filed objections to the Report on August 24, 2023. By an opinion and order (the “Opinion and Order”) dated September 8, 2023, the Court overruled the Plaintiff Funds’ objections and adopted the Report in full and accordingly dismissed the Plaintiff Funds’ claims. On September 13, 2023, the Court entered a partial judgment confirming its dismissal with prejudice of the Plaintiff Funds’ claims. Ocean Capital’s counterclaims against the Fund, PRRTFF VI and TFF I, and its motion for statutory injunction pursuant to Section 3655, to seat its nominees who received a sufficient number of votes to be elected, remain pending.

On September 22, 2023, the Plaintiff Funds filed a motion for entry of a final judgment and stay. In particular, the Plaintiff Funds proposed that the Court (a) enter either an appealable partial judgment related to the Court’s Opinion and Order dismissing the securities claims or, alternatively, resolve the entire lawsuit by entering judgment on the counterclaims in Ocean Capital’s favor, and (b) stay further proceedings and the effect of any judgment on Ocean Capital’s counterclaims pending resolution of an appeal. On October 6, 2023, Ocean Capital and other defendants filed an opposition to any stay. Ocean Capital argued that the Plaintiff Funds’ motion was simply another attempt to further delay the seating of the Ocean Capital’s nominees, that no stay was warranted and that the Plaintiff Funds, through their alternative proposal, had conceded that judgment should be entered in Ocean Capital’s favor. On November 1, 2023, the Plaintiff Funds filed a reply. The motion remains pending.

On October 30, 2023, Ocean Capital filed a motion for expedited hearing or expedited treatment of its counterclaims and related motions. On November 3, 2023, the Plaintiff Funds filed a response with a proposed order asking the court to adjudicate the counterclaims in Ocean Capital’s favor, but stay the effect of that order pending appeal. On November 9, 2023, Ocean Capital filed its reply brief, arguing against a stay.

EXHIBIT A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(13,185.00)	6/30/2023
Sale of Common Stock	(50,000)	1/12/2023

WILLIAM HEATH HAWK

None.

IAN MCCARTHY

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy “FOR” the election of Ocean Capital’s Nominee, “FOR” Proposal No. 2 and “FOR” Proposal No. 3 by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card, and returning it in the enclosed postage-paid return envelope.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Morrow Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Morrow Sodali at the address and telephone numbers set forth below:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.morrowsodali.com

2023 ANNUAL MEETING OF SHAREHOLDERS OF PUERTO RICO RESIDENTS TAX-FREE FUND, INC. THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC. The 2023 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “2023 Annual Meeting”) of Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) is scheduled to be held virtually on January 16, 2024 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time). Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and the other participants in its solicitation have nominated one director candidate for election to the Fund’s board of directors and have submitted a stockholder proposal, which is presented herein as Proposals 2 and 3, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) to be voted upon at the 2023 Annual Meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” OCEAN CAPITAL’S NOMINEE, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. THE UNDERSIGNED HOLDER OF COMMON STOCK OF THE FUND HEREBY APPOINTS WILLIAM HEATH HAWK AND MICHAEL VERRECHIA, AND EACH OR ANY OF THEM, PROXIES TO THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND RE-SUBSTITUTION AND TO ACT WITHOUT THE OTHER, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE FUND THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE 2023 ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. BLUE PROXY (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

1.To elect Ocean Capital’s director nominee, Ian McCarthy (the “Nominee”), to serve as a Class III director on the Board, until his term expires at the Fund’s 2026 annual meeting of stockholders or until his successor is duly elected and qualified. FOR WITHHOLD Ocean Capital does not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute Nominee(s), to the extent this is not prohibited under the Fund’s bylaws or Certificate of Incorporation or applicable law. In addition, Ocean Capital reserves the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the 2023 Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). 2.Stockholder Proposal Submitted by Ocean Capital Pursuant to Rule 14a-8 of the Exchange Act: To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico, within sixty days, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements. 3.Stockholder Proposal submitted by Ocean Capital Pursuant to Rule 14a-8 of the Exchange Act: To terminate all investment advisory and management agreements between the Fund and Popular Asset Management LLC, within sixty days, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements. Please mark vote as indicated in this example FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A:You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the 2023 Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization